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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22043
Invesco Van Kampen Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 8/31/12

Item 1. Reports to Stockholders.

Invesco Van Kampen Dynamic Credit
Opportunities Fund
Semiannual Report to Shareholders ■ August 31, 2012
NYSE: VTA

2	Fund Performance
2	Fund Updates
3	Dividend Reinvestment Plan
4	Schedule of Investments
20	Financial Statements
23	Notes to Financial Statements
32	Financial Highlights
34	Approval of Investment Advisory and Sub-Advisory Agreements
36	Results of Proxy

Unless otherwise noted, all data provided by Invesco.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary
Cumulative total returns, 2/29/12 to 8/31/12

Fund at NAV	6.20%

Fund at Market Value	10.47

CS Leveraged Loan Index▼	3.80

Market Price Discount to NAV as of 8/31/12	-2.37

Source(s): ▼Invesco, Bloomberg L.P.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.
The CS Leveraged Loan Index represents tradeable, senior-secured, US-dollar-denominated, noninvestment-grade loans.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

Fund Updates
The Fund will change its name to “Invesco Dynamic Credit Opportunities Fund” effective December 3, 2012.

NYSE Symbol	VTA
2 Invesco Van Kampen Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits
■	Add to your account:

You may increase the amount of shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078. Please include your Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you’ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Fund is trading at a discount – a market price that is lower than NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If your Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fee. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

3 Invesco Van Kampen Dynamic Credit Opportunities Fund

Schedule of Investments

August 31, 2012
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*		Value

Variable Rate Senior Loan Interests–100.05%(a)(b)
Aerospace & Defense–2.66%
ARINC Inc., Second Lien Term Loan	6.24%	10/25/15		$2,268	$2,231,238

AVIO S.p.A. (Italy),
Extended Term Loan B2	2.99%	06/14/17	EUR	588	716,990

Extended Term Loan B2	3.09%	06/14/17		167	161,020

Extended Term Loan C2	3.87%	12/14/17	EUR	1,794	2,200,343

Extended Term Loan C2	3.97%	12/14/17		186	179,398

Camp Systems International, Inc., First Lien Term Loan	6.50%	05/31/19		983	993,286

DAE Aviation Holdings, Inc.,
Tranche B-1 Term Loan	5.45%	07/31/14		1,693	1,693,115

Tranche B-2 Term Loan	5.45%	07/31/14		1,375	1,374,992

DynCorp International LLC, Term Loan B	6.25%	07/07/16		2,807	2,810,244

IAP Worldwide Services, Inc., PIK First Lien Term Loan(c)	9.25%	12/28/12		5,494	4,738,318

PRV Aerospace LLC, Term Loan B (Acquired 05/11/12; Cost $2,247,888)	6.50%	05/09/18		2,259	2,261,962

Sequa Corp., Term Loan	6.25%	12/03/14		3,345	3,364,464

SI Organization, Inc., Term Loan B	4.50%	11/22/16		341	334,579

TASC, Inc., Term Loan B	4.50%	12/18/15		642	637,021

Wyle Services Corp., Term Loan B	5.00%	03/27/17		1,310	1,304,981

					25,001,951

Air Transport–0.54%
Delta Air Lines, Inc., Revolver Loan(d)	0.00%	03/28/13		2,000	1,971,880

Term Loan B	4.25%	03/07/16		3,114	3,082,927

					5,054,807

Automotive–3.26%
August Lux U.K. Holding Co., Term Loan	6.25%	04/27/18		1,591	1,603,399

August U.S. Holding Co., Inc., Term Loan B	6.25%	04/27/18		1,224	1,233,407

Federal-Mogul Corp., Term Loan B	2.18%	12/29/14		3,131	2,996,704

Term Loan C	2.18%	12/28/15		2,262	2,165,052

General Motors Holdings, Revolver Loan(d)	0.00%	10/27/15		6,452	5,965,207

Hertz Corp., LOC	3.75%	03/09/18		849	814,641

Key Safety Systems, Inc., First Lien Term Loan	2.58%	03/08/14		3,103	3,056,125

Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17		754	760,975

Schaeffler AG (Germany), Term Loan C2	6.00%	01/27/17		1,026	1,031,581

Term Loan C2	6.50%	01/27/17	EUR	4,350	5,498,158

TI Group Automotive Systems, LLC, Term Loan	6.75%	03/14/18		5,347	5,211,429

Veyance Technologies, Inc., Delayed Draw Term Loan	2.49%	07/31/14		33	32,377

Term Loan	2.49%	07/31/14		231	226,045

					30,595,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*		Value

Beverage and Tobacco–0.54%
DS Waters Enterprises, L.P., First Lien Term Loan (Acquired 02/27/12-03/06/12; Cost $2,184,765)	10.50%	08/29/17		$2,225	$2,294,953

Smart Balance, Inc., Term Loan	7.00%	07/02/18		2,790	2,815,980

					5,110,933

Building & Development–2.94%
Axia Acquisition Corp.,
PIK Second Lien Term Loan A (Acquired 09/05/08-06/29/12; Cost $1,557,895)(c)	11.00%	03/11/16		189	156,227

Revolver Loan(d)	0.00%	03/11/16		348	287,287

Second Lien Term Loan B (Acquired 05/30/08 Cost $2,896,225)	5.00%	03/12/16		324	267,197

Building Materials Holding Corp., PIK Second Lien Term Loan(c)	8.00%	01/05/15		924	814,825

Capital Automotive L.P., Term Loan B	5.25%	03/10/17		7,779	7,810,987

Champion OPCO, LLC, PIK Term Loan(c)	10.50%	12/31/13		797	571,056

Custom Building Products, Inc., Term Loan B	5.75%	03/19/15		346	345,116

El Ad IDB Las Vegas, LLC, Tranche A2 Term Loan (Acquired 08/30/07; Cost $2,000,000)	4.24%	10/09/12		2,000	360,000

HD Supply, Inc., Term Loan B	7.25%	10/12/17		5,037	5,165,331

Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/16/12; Cost $90,229)(c)(d)	0.00%	02/28/17		90	83,462

PIK Exit Revolver Loan (Acquired 07/15/10-08/24/12; Cost $552,915)(c)	5.00%	02/28/17		553	511,446

Nortek, Inc., Term Loan	5.25%	04/26/17		941	949,957

Realogy Corp.,
Extended Term Loan	4.49%	10/10/16		7,983	7,740,845

LOC	3.23%	10/10/13		821	765,132

Revolver Loan(d)	0.00%	04/10/16		1,659	1,452,049

Rhodes Homes, PIK Term Loan (Acquired 07/09/07-09/30/11; Cost $1,358,383)(c)	2.46%	03/31/16		353	300,470

					27,581,387

Business Equipment & Services–7.53%
Acosta, Inc., Term Loan C	5.75%	03/01/18		923	927,216

Affinion Group, Inc., Term Loan B	5.00%	07/15/15		2,066	1,769,049

Asurion LLC,
First Lien Term Loan	5.50%	05/24/18		8,597	8,636,962

Second Lien Term Loan	9.00%	05/24/19		2,080	2,158,787

Bright Horizons Family Solutions, Inc.,
Revolver Loan(d)	0.00%	05/28/14		3,000	2,975,400

Term Loan B	4.24%	05/28/15		1,625	1,621,064

Brock Holdings III, Inc., Term Loan B	6.01%	03/16/17		232	232,317

Connolly Holdings, Inc., First Lien Term Loan	6.50%	07/13/18		2,895	2,902,004

Expert Global Solutions, Inc., Term Loan B	8.00%	04/03/18		3,894	3,901,146

First Data Corp.,
Extended Term Loan B	5.24%	03/24/17		5,323	5,236,357

Extended Term Loan B	4.24%	03/26/18		11,756	11,146,617

Term Loan B	5.24%	03/24/17		2,115	2,083,522

Term Loan B3	2.99%	09/24/14		143	141,052

H&F Nugent 3 Ltd. (United Kingdom) Term Loan B	6.75%	08/02/19	GBP	750	1,205,417

Hillman Group, Inc., Term Loan B	5.00%	05/27/16		105	104,966

iPayment, Inc., Term Loan B	5.75%	05/08/17		1,635	1,641,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*		Value

Business Equipment & Services–(continued)

Kronos Inc.,
Second Lien Tranche B1	10.46%	06/11/18		$4,155	$4,196,953

Tranche C Term Loan	6.25%	12/28/17		1,643	1,652,288

Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19		6,018	6,416,749

Mitchell International, Inc.,
Second Lien Term Loan	5.75%	03/30/15		3,654	3,595,695

Sabre, Inc., Extended Term Loan	5.98%	12/29/17		6,852	6,763,017

Incremental Term Loan	7.25%	12/29/17		853	852,709

SSI Investments II Ltd., Term Loan C	6.50%	05/26/17		212	213,549

Sungard Data Systems, Inc., Term Loan C	3.99%	02/28/17		295	294,606

					70,669,304

Cable & Satellite Television–5.51%
Atlantic Broadband Finance, LLC,
First Lien Term Loan	5.25%	04/04/19		1,657	1,665,225

Second Lien Term Loan	9.75%	10/04/19		4,902	5,141,199

Cequel Communications, LLC, Term Loan B	4.00%	02/14/19		283	283,269

Charter Communications Operating, LLC, Extended Term Loan	3.49%	09/06/16		2	2,167

Completel Europe N.V. (Netherlands) PIK Term Loan B (Acquired 12/07/10-06/29/12; Cost $12,690,206)(c)	3.97%	08/28/15	EUR	10,025	12,104,843

Harron Communications Corp., Term Loan B	5.50%	10/06/17		1,146	1,148,670

MCC Illinois, LLC, Term Loan E	4.50%	10/23/17		483	477,539

MCC Iowa, LLC, Term Loan F	4.50%	10/23/17		880	872,561

Omega I S.à r.l., (Germany) Term Loan B	4.64%	03/31/17	EUR	12,686	11,768,187

WideOpenWest Finance LLC, First Lien Term Loan	6.25%	07/17/18		5,580	5,591,870

Yankee Cable Acquisition, LLC, Term Loan B	5.25%	08/26/16		3,448	3,456,607

YPSO Holding SA (France),
PIK Extended Acquisition Term Loan C(c)	5.37%	12/29/17	EUR	255	282,081

PIK Extended Term Loan C(c)	5.37%	12/31/17	EUR	4,671	5,161,827

PIK Facility Acquisition Term Loan C(c)	4.37%	12/31/15	EUR	1,936	2,321,986

PIK Facility Recap Term Loan C(c)	4.37%	12/31/15	EUR	1,184	1,420,313

					51,698,344

Chemicals & Plastics–5.01%
Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18		5,021	4,999,736

Aster Zweite Beteiligungs GmbH (Germany),
Extended Term Loan B5	5.97%	12/31/14		1,366	1,303,157

Extended Term Loan B7	5.97%	12/31/14		800	762,800

Extended Term Loan B9	5.97%	12/31/14		603	574,723

Extended Term Loan C5	5.97%	12/31/14		1,049	1,000,696

Extended Term Loan C7	5.97%	12/31/14		772	736,162

Emerald Performance Materials, LLC, Term Loan B (Acquired 05/15/12; Cost $1,622,661)	6.75%	05/18/18		1,638	1,638,324

Houghton International, Inc., Term Loan B	6.75%	01/29/16		2,653	2,679,281

Ineos Holdings Ltd., Term Loan	6.50%	04/27/18		8,243	8,276,430

Term Loan	6.75%	05/04/18	EUR	1,872	2,321,978

Kronos Worldwide Inc., Term Loan B	5.75%	06/08/18		4,176	4,202,492

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*	Value

Chemicals & Plastics–(continued)

Momentive Specialty Chemicals, Inc.,
Extended Term Loan C4 (Acquired 02/09/10; Cost $1,336,523)	4.25%	05/05/15	$1,364	$1,316,642

Extended Term Loan C5 (Acquired 02/09/10; Cost $4,584,903)	4.25%	05/05/15	4,764	4,597,605

OM Group, Inc., Term Loan B	5.75%	08/02/17	1,203	1,211,441

OMNOVA Solutions, Inc., Term Loan B	5.50%	05/31/17	248	249,542

Phillips Plastics Corp., Term Loan	6.50%	02/12/17	718	715,440

PolyOne Corp., Term Loan	5.00%	12/20/17	1,138	1,146,392

Potters Holdings II, L.P., First Lien Term Loan	6.00%	05/05/17	465	463,364

PQ Corp., Term Loan B	3.98%	07/30/14	4,631	4,566,055

Taminco Global Chemical Corp., Term Loan B1	5.25%	02/15/19	1,071	1,077,467

Term Loan B1	5.50%	02/15/19	319	404,501

TricorBraun, Inc., Term Loan B	5.50%	05/03/18	2,718	2,724,143

				46,968,371

Clothing & Textiles–0.66%
Ascena Retail Group, Inc., Term Loan B	4.75%	06/14/18	1,129	1,138,631

Levi Strauss & Co., Term Loan	2.50%	03/27/14	3,992	3,955,491

Wolverine Worldwide, Inc., Term Loan B(e)	—	07/31/19	1,116	1,127,078

				6,221,200

Conglomerates–0.61%
Goodman Global Holdings, Inc.,
First Lien Term Loan	5.75%	10/28/16	4,220	4,239,609

Second Lien Term Loan	9.00%	10/30/17	213	216,872

RGIS Services, LLC, Term Loan C	5.50%	10/18/17	1,226	1,220,100

				5,676,581

Containers & Glass Products–3.33%
Berlin Packaging, LLC,
Second Lien Term Loan	6.73%	08/17/15	3,000	2,895,000

Term Loan	3.24%	08/15/14	7,524	7,364,553

Consolidated Container Company LLC, Term Loan	6.25%	07/03/19	1,079	1,090,505

Exopack, LLC, Term Loan	6.50%	05/31/17	4,402	4,291,783

Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18	1,874	1,869,080

Ranpak Corp., Term Loan	4.75%	04/20/17	390	387,502

Reynolds Group Holdings Inc.,
Term Loan B	6.50%	02/09/18	645	650,763

Term Loan C	6.50%	08/09/18	12,538	12,732,027

				31,281,213

Cosmetics & Toiletries–2.30%
Bausch & Lomb, Inc., Term Loan B	5.25%	05/17/19	7,884	7,926,897

Huish Detergents, Inc.,
Incremental Term Loan B	2.24%	04/25/14	4,149	3,901,928

Second Lien Term Loan	4.49%	10/26/14	1,250	1,131,637

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*	Value

Cosmetics & Toiletries–(continued)

KIK Custom Products, Inc.,
Canadian Term Loan	2.50%	06/02/14	$194	$178,966

First Lien Term Loan	2.50%	06/02/14	1,130	1,043,967

Second Lien Term Loan	5.24%	11/28/14	7,000	4,978,750

Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 07/13/07-02/07/11; Cost $5,222,528)(c)	7.00%	02/19/15	1,194	1,086,178

Revlon Consumer Products Corp., Term Loan B	4.75%	11/19/17	1,290	1,290,251

				21,538,574

Drugs–1.18%
Catalent Pharma Solutions, Inc., Incremental Term Loan	5.25%	09/15/17	2,847	2,868,806

Harlan Sprague Dawley, Inc., Term Loan B	3.83%	07/11/14	3,062	2,868,908

Medpace, Inc., Term Loan (Acquired 06/21/11-08/30/12; Cost $3,470,437)	6.50%	06/16/17	3,557	3,414,514

Quintiles Transnational Corp., Term Loan	7.50%	02/24/17	1,008	1,023,424

Warner Chilcott plc,
Term Loan B1	4.25%	03/15/18	486	484,475

Term Loan B2	4.25%	03/15/18	176	175,567

Term Loan B3	4.25%	03/15/18	242	241,404

				11,077,098

Ecological Services & Equipment–0.80%
Safety-Kleen Systems, Inc., Term Loan B	5.00%	02/21/17	303	301,267

ServiceMaster Co. (The),
Extended Term Loan	4.46%	01/31/17	961	961,723

LOC	3.06%	07/24/14	2,101	2,059,426

Synagro Technologies, Inc., Second Lien Term Loan	4.99%	10/02/14	6,850	3,425,000

WCA Waste Systems, Inc., Term Loan B	5.50%	03/22/18	779	781,787

				7,529,203

Electronics & Electrical–4.27%
Blackboard, Inc.,
First Lien Term Loan	7.50%	10/04/18	2,880	2,844,963

Incremental Term Loan	7.50%	10/04/18	1,508	1,489,877

Second Lien Term Loan	11.50%	04/04/19	3,145	2,925,073

DEI Sales, Inc., Term Loan B	7.00%	07/13/17	1,295	1,282,807

DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	3,287	3,183,141

Eastman Kodak Co., DIP Term Loan B	8.50%	07/19/13	1,715	1,706,511

Freescale Semiconductor, Inc., Extended Term Loan B	4.50%	12/01/16	8,534	8,221,704

Lawson Software Inc., Term Loan B	6.25%	04/05/18	2,412	2,442,902

Mirion Technologies, Inc., First Lien Term Loan (Acquired 03/28/12-04/10/12; Cost $2,321,887)	6.25%	03/30/18	2,348	2,360,073

Open Solutions, Inc., Term Loan B	2.58%	01/23/14	5,655	5,423,118

Sophia, L.P., Term Loan B	6.25%	07/19/18	3,992	4,034,712

SS&C Technologies Inc.,
Term Loan B-1	5.00%	06/07/19	3,750	3,767,500

Term Loan B-2	5.00%	06/07/19	388	389,741

				40,072,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*		Value

Equipment Leasing–0.37%
Delos Aircraft Inc., Term Loan 2	4.75%	04/12/16		$534	$541,083

Flying Fortress Inc., First Lien Term Loan	5.00%	06/30/17		2,884	2,911,192

					3,452,275

Financial Intermediaries–2.23%
Nuveen Investments, Inc.,
Extended Term Loan	5.95%	05/12/17		2,112	2,123,722

First Lien Term Loan	5.95%	05/13/17		8,622	8,648,860

Residential Capital, LLC,
DIP Term Loan A1	5.00%	11/18/13		2,822	2,839,522

DIP Term Loan A2	6.75%	11/18/13		475	482,122

RJO Holdings Corp.,
FCM Term Loan (Acquired 12/10/10; Cost $24,586)	6.24%	12/10/15		74	56,595

HoldCo Term Loan B	6.99%	12/10/15		3,455	2,573,610

Transfirst Holdings, Inc.,
PIK Second Lien Term Loan(c)	6.24%	06/15/15		1,532	1,439,479

Term Loan B	2.99%	06/15/14		2,846	2,800,580

					20,964,490

Food & Drug Retailers–2.07%
Alliance Boots Holdings Ltd. (United Kingdom),
Second Lien Term Loan	4.77%	07/05/16	GBP	4,800	7,299,669

Second Lien Term Loan	4.34%	07/11/16	EUR	1,668	2,013,878

Pantry, Inc. (The), Term Loan B	5.75%	08/02/19		1,780	1,792,223

Rite Aid Corp.,
Term Loan 2	1.99%	06/04/14		2,752	2,726,074

Term Loan 5	4.50%	03/02/18		5,022	4,982,115

Sprouts Farmers Markets Holdings, LLC, Incremental Term Loan	6.00%	04/18/18		622	617,909

					19,431,868

Food Products–1.99%
Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18		514	514,513

Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18		2,822	2,841,638

Del Monte Foods Co., Term Loan	4.50%	03/08/18		2,415	2,390,861

Foodvest Ltd. (United Kingdom),
Term Loan B1	4.88%	09/23/15	EUR	467	535,854

Term Loan C2	5.63%	09/23/16	EUR	2,822	3,257,779

Pierre Foods, Inc.,
First Lien Term Loan	7.00%	09/30/16		6,275	6,322,371

Second Lien Term Loan	11.25%	09/29/17		930	939,769

Pinnacle Foods Finance LLC,
Term Loan E	4.75%	10/17/18		476	475,848

Term Loan F	4.75%	10/17/18		1,356	1,352,327

					18,630,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*		Value

Food Service–0.41%
Focus Brands, Inc., Term Loan B (Acquired 02/22/12; Cost $1,029,429)	6.27%	02/21/18		$1,035	$1,048,247

Landry’s, Inc., Term Loan B	6.50%	04/24/18		2,055	2,082,180

Restaurant Holding Co., LLC, Term Loan B (Acquired 02/28/12-06/07/12; Cost $678,655)	9.00%	02/17/17		688	694,602

					3,825,029

Forest Products–0.43%
Ainsworth Lumber Co, Ltd., (Canada) Term Loan	5.25%	06/26/14		3,200	3,114,000

Verso Paper Holdings LLC, PIK Term Loan(c)	6.66%	02/01/13		490	479,732

Xerium Technologies, Inc., Term Loan B	6.25%	05/22/17		483	480,871

					4,074,603

Healthcare–7.67%
AMN Healthcare, Inc., Term Loan B (Acquired 04/12/12; Cost $1,344,866)	6.00%	04/05/18		1,358	1,371,203

BSN Medical Acquisition Holding GmbH, (Luxembourg) Extended Term Loan B2	6.00%	08/28/19	EUR	1,250	1,591,423

CareStream Health, Inc., Term Loan B	5.00%	02/27/17		3,894	3,812,456

Community Health Systems, Inc., Extended Term Loan B	3.92%	01/25/17		285	285,506

DJO Finance LLC,
Extended Term Loan B2	5.23%	11/01/16		1,258	1,260,262

Term Loan B3	6.25%	09/15/17		4,758	4,783,502

Drumm Investors, LLC, Term Loan	5.00%	05/04/18		4,708	4,520,139

Genoa Healthcare Group, LLC, PIK Second Lien Term Loan (Acquired 06/08/11-07/31/12; Cost $963,753)(c)	14.00%	02/10/15		992	719,172

HCA, Inc.,
Extended Term Loan B2	3.61%	03/31/17		90	89,115

Extended Term Loan B3	3.48%	05/01/18		3,447	3,402,348

HCR Healthcare, LLC, Term Loan	5.00%	04/06/18		533	521,851

Hologic Inc., Term Loan B	4.50%	08/01/19		4,004	4,038,258

Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18		4,015	3,931,366

Kinetic Concepts, Inc.,
Term Loan	7.00%	05/04/18		4,975	6,318,253

Term Loan B	7.00%	05/04/18		7,569	7,658,936

Sun Healthcare Group Inc., Term Loan B	8.75%	10/15/16		998	994,692

Surgery Center Holdings, Inc., Term Loan B (Acquired 05/09/11; Cost $1,148,520)	6.50%	02/06/17		1,153	1,147,216

Surgical Care Affiliates, Inc.,
Extended Revolver Loan(d)	0.00%	06/30/16		6,250	6,120,625

Extended Term Loan	4.46%	12/29/17		3,504	3,460,498

TriZetto Group, Inc., Term Loan B	4.75%	05/02/18		2,000	1,969,590

Valeant Pharmaceuticals International, Inc.,
Add-On Term Loan B	4.75%	02/13/19		494	496,394

Series A Tranche B	4.75%	02/13/19		7,538	7,577,902

Series B Tranche B	4.75%	02/13/19		4,090	4,111,904

Vitalia Holdco S.a.r.l. (Switzerland) Second Lien Term Loan	9.12%	01/28/19	EUR	1,500	1,801,798

					71,984,409

Home Furnishings–1.64%
Hunter Fan Co.,
Second Lien Term Loan	6.99%	10/16/14		6,789	5,711,645

Term Loan	2.74%	04/16/14		1,417	1,363,526

National Bedding Co., LLC, Second Lien Term Loan	5.25%	02/28/14		3,458	3,450,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*		Value

Home Furnishings–(continued)

Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17		$926	$907,560

Yankee Candle Co., Inc. (The), Term Loan B	5.25%	04/02/19		3,933	3,960,477

					15,393,335

Industrial Equipment–1.89%
Generac Power Systems, Inc., Term Loan B	6.25%	05/30/18		1,802	1,842,705

Grede LLC, Term Loan B	7.00%	04/03/17		2,789	2,792,220

Hupah Finance Inc., Term Loan B	6.25%	01/21/19		88	88,582

KION Group GmbH (Germany),
Extended Term Loan B2	4.87%	12/28/17	EUR	1,002	1,226,324

Extended Term Loan C2	4.87%	12/28/17	EUR	2,590	3,168,899

Tank Intermediate Holding Corp., Term Loan B	6.75%	07/09/19		3,895	3,899,622

Terex Corp., Term Loan B	5.50%	04/28/17		161	162,635

Unifrax Corp.,
Term Loan	6.50%	11/28/18		2,180	2,203,895

Term Loan (Acquired 12/06/11; Cost $2,464,725)	7.50%	11/28/18	EUR	1,873	2,355,785

					17,740,667

Insurance–0.69%
HMSC Corp., Second Lien Term Loan	5.73%	10/03/14		1,750	1,321,250

Sedgwick CMS Holdings, Inc.,
Second Lien Term Loan	9.00%	05/30/17		1,600	1,598,672

Term Loan	5.00%	12/30/16		1,636	1,639,981

USI Holdings Corp., Incremental Term Loan	7.00%	05/05/14		1,945	1,956,553

					6,516,456

Leisure Goods, Activities & Movies–1.60%
24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16		3,772	3,805,818

Alpha D2 Ltd., (United Kingdom) Term Loan B	5.75%	04/28/17		4,536	4,580,579

EMI Music Publishing Limited, Term Loan B	5.50%	06/29/18		2,231	2,252,460

IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16		550	549,582

Vue Entertainment Investment Ltd., (United Kingdom) Term Loan B	5.69%	12/21/17	GBP	1,375	2,174,191

Zuffa LLC, Incremental Term Loan	7.50%	06/19/15		1,621	1,627,336

					14,989,966

Lodging & Casinos–7.21%
Boyd Gaming Corp.,
Class A Revolver Loan(d)	0.00%	12/17/15		747	725,399

Class A Revolver Loan	3.68%	12/17/15		1,333	1,238,898

Revolver Loan	6.00%	12/17/15		332	335,282

Caesars Entertainment Operating Co.,
Extended Term Loan B5	4.49%	01/28/18		3,576	3,025,352

Extended Term Loan B6	5.49%	01/28/18		20,521	18,103,397

Incremental Term Loan B4	9.50%	10/31/16		487	498,942

Term Loan B1(e)	—	01/28/15		4,000	3,807,220

Cannery Casino Resorts, LLC,
Delayed Draw Term Loan	4.48%	05/17/13		2,498	2,469,740

Second Lien Term Loan	4.48%	05/18/14		2,500	2,346,875

Term Loan B	4.48%	05/17/13		3,902	3,857,642

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*		Value

Lodging & Casinos–(continued)

Full Moon Holdco 3 Ltd. (United Kingdom),
Term Loan G (Acquired 03/09/12-04/23/12; Cost $7,416,770)	12.01%	09/30/12	GBP	4,689	$7,297,267

Tranche B Term Loan	4.68%	09/05/14	GBP	5,110	6,565,499

Tranche C Term Loan	5.35%	09/04/15	GBP	5,110	6,606,069

Golden Nugget, Inc.,
PIK Delayed Draw Term Loan(c)	3.24%	06/30/14		$230	220,416

PIK Term Loan B(c)	3.24%	06/30/14		400	382,710

Regency Entertainment S.A., (Greece) Term Loan	4.93%	12/22/16	EUR	19,190	3,198,216

Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18		2,225	2,233,755

Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15		4,736	4,770,107

					67,682,786

Nonferrous Metals & Minerals–0.63%
Arch Coal Inc., Term Loan B	5.75%	05/16/18		3,794	3,802,252

Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19		2,048	2,063,782

					5,866,034

Oil & Gas–3.89%
Abbot Group Ltd. (United Kingdom),
Term Loan B2	5.45%	03/18/16		2,946	2,433,645

Term Loan C2	5.70%	03/20/17		2,158	1,793,360

Term Loan C3	5.70%	03/20/17		988	821,235

Buffalo Gulf Coast Terminals LLC, Term Loan B	7.50%	10/31/17		5,229	5,333,979

Chesapeake Energy Corp., Term Loan	8.50%	12/01/17		7,594	7,626,943

Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15		632	637,629

Crestwood Holdings LLC, Term Loan B	9.75%	03/26/18		2,818	2,861,555

NGPL PipeCo LLC, Term Loan B	6.75%	09/15/17		5,315	5,341,546

Obsidian Natural Gas Trust, (United Kingdom) Term Loan (Acquired 12/09/10-05/05/11; Cost $1,457,334)	7.00%	11/02/15		1,439	1,445,910

Tervita Corporation, (Canada) Term Loan B	3.23%	11/14/14		5,977	5,888,755

Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14		2,290	2,305,604

					36,490,161

Publishing–5.02%
Affiliated Media, Inc., Term Loan	8.50%	03/19/14		1,155	1,125,951

Cenveo Corp., Term Loan B	6.63%	12/21/16		4,751	4,763,402

GateHouse Media, Inc.,
Delayed Draw Term Loan	2.24%	08/28/14		301	94,441

Term Loan B	2.24%	08/28/14		806	253,217

Harland Clarke Holdings Corp.,
Extended Term Loan B2	5.52%	06/30/17		1,275	1,135,843

Revolver Loan(d)	0.00%	06/28/13		1,878	1,634,195

Knowledgepoint360 Group, LLC,
First Lien Term Loan (Acquired 01/17/08; Cost $903,342)	3.69%	04/14/14		914	799,955

Second Lien Term Loan (Acquired 10/01/07-01/17/08; Cost $1,962,779)	7.43%	04/13/15		2,000	1,450,000

Merrill Communications, LLC,
PIK Second Lien Term Loan(c)	16.00%	11/15/13		5,260	3,594,081

Term Loan	9.75%	12/24/12		3,856	3,715,403

Newsday LLC, Term Loan	6.71%	08/01/13		2,333	2,346,458

ProQuest LLC, Term Loan B	6.00%	04/13/18		2,440	2,440,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*		Value

Publishing–(continued)

Tribune Co., Term Loan B(f)(g)	5.25%	06/04/14		$29,437	$22,231,465

Yell Group PLC, (United Kingdom) Term Loan B1	4.46%	07/31/14		5,235	1,513,510

					47,098,399

Radio & Television–7.81%
AR Broadcasting, LLC, Term Loan (Acquired 02/17/12-06/19/12; Cost $438,814)	5.57%	02/15/18		439	362,022

Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17		428	432,220

Clear Channel Communications, Inc.,
Term Loan A	3.63%	07/29/14		4,937	4,654,450

Term Loan B	3.88%	01/28/16		19,380	15,104,491

Granite Broadcasting Corp., Term Loan B	8.50%	05/23/18		2,581	2,573,126

High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16		561	566,549

Intelsat Jackson Holdings S.A., Term Loan B	5.25%	04/02/18		4,894	4,928,428

Lavena Holding 4 GmbH (Holdco), (Germany) Revolver Loan	2.24%	03/06/15	EUR	10,367	11,270,082

Multicultural Radio Broadcasting, Inc., Term Loan	3.51%	12/18/12		1,253	1,163,827

Newport Television LLC, Term Loan B	9.00%	09/14/16		2,030	2,049,505

Raycom TV Broadcasting, Inc., Term Loan B (Acquired 06/01/11-08/16/11; Cost $3,021,031)	4.50%	05/31/17		3,079	3,063,630

Tyrol Acquisitions (France),
Revolver Loan(d)	0.00%	01/31/14	EUR	1,000	1,046,074

Revolver Loan	3.10%	01/31/14	EUR	1,000	1,046,075

Second Lien Term Loan	3.37%	07/29/16	EUR	2,960	3,121,195

Second Lien Term Loan	5.87%	07/29/16	EUR	2,193	2,312,589

Term Loan C	2.37%	01/29/16	EUR	1,500	1,711,510

Univision Communications Inc., Extended Term Loan	4.48%	03/31/17		18,411	17,853,310

					73,259,083

Retailers (except Food & Drug)–2.51%
Claire’s Stores, Inc., Term Loan B	3.05%	05/29/14		2,897	2,853,844

Educate, Inc., Term Loan (Acquired 06/29/07; Cost $480,392)	8.50%	06/16/14		480	477,990

Guitar Center Inc., Extended Term Loan	5.72%	04/10/17		4,937	4,663,170

National Vision, Inc., Term Loan B	7.00%	08/02/18		1,780	1,806,910

Neiman Marcus Group, Inc., Term Loan	4.75%	05/16/18		413	414,023

Party City Holdings, Inc., Term Loan B	5.75%	07/26/19		4,985	5,017,800

Pilot Travel Centers LLC, Term Loan B2	4.25%	08/07/19		2,119	2,128,755

Salsa Retail Holding Debtco 1 S.a r.l., (Germany) PIK Term Loan B(c)	7.25%	02/08/18	EUR	2,005	2,085,669

Savers, Inc., Term Loan B	6.25%	07/09/19		2,232	2,258,375

Toys ‘R’ Us-Delaware, Inc.,
New Term Loan	6.00%	09/01/16		1,208	1,188,712

Term Loan B2	5.25%	05/25/18		405	389,875

Term Loan B3	5.25%	05/25/18		268	258,095

					23,543,218

Steel–0.32%
Tube City IMS Corp., Term Loan	5.75%	03/20/19		1,350	1,361,327

WireCo WorldGroup, Inc., Term Loan	6.00%	02/15/17		1,619	1,636,972

					2,998,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*		Value

Surface Transport–0.32%
JHCI Acquisition, Inc., First Lien Term Loan	2.74%	06/19/14		$3,148	$2,987,896

Telecommunications–6.83%
Avaya, Inc., Extended Term Loan B3	4.93%	10/26/17		7,229	6,490,769

Consolidated Communications, Inc., Extended Term Loan B	3.99%	12/31/17		1,200	1,172,999

Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16		4,107	3,836,979

Fibernet (Bulgaria),
Term Loan B (Acquired 08/29/07; Cost $1,330,390)(f)(g)	0.00%	12/20/14	EUR	980	0

Term Loan C (Acquired 08/29/07; Cost $1,329,801)(f)(g)	0.00%	12/20/15	EUR	980	0

Genesys Telecom Holdings, U.S., Inc., Term Loan B	6.75%	01/31/19		4,135	4,178,727

Global Tel*Link Corp., Term Loan B	6.00%	12/14/17		4,128	4,137,236

Level 3 Communications, Inc.,
Term Loan B2	5.75%	09/03/18		3,933	3,956,872

Term Loan B3	5.75%	08/31/18		9,499	9,556,185

MetroPCS Wireless, Inc., Term Loan B	4.00%	03/19/18		2,872	2,872,909

NeuStar, Inc., Term Loan B	5.00%	11/08/18		2,627	2,653,569

Securus Technologies Holdings, Inc.,
Add on Term Loan	6.50%	05/31/17		583	579,233

Term Loan	6.50%	05/31/17		1,611	1,606,312

Syniverse Technologies, Inc., Term Loan	5.00%	04/23/19		3,914	3,908,881

U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17		3,030	2,908,043

West Corp.,
Revolver Loan(d)	0.00%	01/15/16		2,427	2,184,247

Term Loan B4(e)	—	07/15/16		1,441	1,447,908

Term Loan B5	5.50%	07/15/16		140	140,807

Term Loan B6	5.75%	06/29/18		3,202	3,221,092

Wind Telecomunicazioni S.p.A., (Italy) Term Loan B1	4.37%	11/27/17	EUR	4,000	4,608,805

Zayo Bandwidth, LLC, Term Loan B	7.13%	07/02/19		4,572	4,651,057

					64,112,630

Utilities–3.38%
BRSP, LLC, Term Loan B	7.50%	06/04/14		4,345	4,361,701

LSP Madison Funding Corp., Term Loan	5.50%	06/28/19		2,790	2,803,774

Star West Generation LLC, Term Loan B	6.00%	05/17/18		4,389	4,361,587

Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.77%	10/10/17		9,193	6,264,426

Term Loan	3.77%	10/10/14		14,367	10,585,351

TPF Generation Holdings LLC, Second Lien Term Loan C	4.71%	12/15/14		3,346	3,291,828

					31,668,667

Total Variable Rate Senior Loan Interests					938,787,419

Notes–20.28%
Air Transport–0.73%
Air Lease Corp.	7.38%	01/30/19		5,504	5,682,880

Continental Airlines, Inc.(h)	6.75%	09/15/15		650	680,875

Delta Air Lines, Inc.	4.75%	05/07/20		435	447,506

					6,811,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*		Value

Automotive–0.63%
Goodyear Tire & Rubber Co. (The)	7.00%	05/15/22		$1,074	$1,125,015

Schaeffler Finance B.V. (Netherlands)(h)	8.50%	02/15/19		754	835,055

Schaeffler Finance B.V. (Netherlands)(h)	8.75%	02/15/19	EUR	2,800	3,909,207

					5,869,277

Business Equipment & Services–0.29%
First Data Corp.(h)	6.75%	11/01/20		2,716	2,695,630

Cable & Satellite Television–2.02%
Charter Communications Operating LLC	7.00%	01/15/19		—	465

Kabel Deutschland GmbH (Germany)	6.50%	06/29/18	EUR	1,500	2,042,353

Telenet BidCo N.V. (Belgium)	6.38%	11/15/20	EUR	2,800	3,680,323

Telenet BidCo N.V. (Belgium)	6.75%	08/15/24	EUR	750	959,206

UPC Broadband Holdings, B.V. (Netherlands)(h)	9.75%	04/15/18	EUR	1,500	2,028,202

UPC Broadband Holdings, B.V. (Netherlands)(h)	6.38%	07/01/20	EUR	1,000	1,320,690

UPC Broadband Holdings, B.V. (Netherlands)	8.38%	08/15/20	EUR	4,000	5,509,164

UPC Broadband Holdings, B.V. (Netherlands)	7.25%	11/15/21		2,941	3,198,337

UPC Broadband Holdings, B.V. (Netherlands)	6.88%	01/15/22		236	251,179

					18,989,919

Chemicals & Plastics–0.15%
INEOS Holdings Ltd. (United Kingdom)(h)	8.38%	02/15/19		328	347,680

INEOS Holdings Ltd. (United Kingdom)(h)	7.50%	05/01/20		211	216,802

Taminco Global Chemical Corp.(h)	9.75%	03/31/20		761	810,465

					1,374,947

Containers & Glass Products–3.06%
Ardagh Glass Finance (Ireland)(h)	7.13%	06/15/17	EUR	5,000	6,289,000

Ardagh Glass Finance (Ireland)(h)	7.38%	10/15/17	EUR	1,150	1,536,874

Ardagh Glass Finance (Ireland)(h)	8.75%	02/01/20	EUR	4,000	5,031,200

Berry Plastics Holding Inc.(i)	5.21%	02/15/15		6,456	6,465,684

Reynolds Group Holdings Inc.(h)	7.75%	10/15/16		2,000	2,606,790

Reynolds Group Holdings Inc.	7.88%	08/15/19		876	973,455

Reynolds Group Holdings Inc.	9.88%	08/15/19		4,453	4,720,180

Reynolds Group Holdings Inc.	6.88%	02/15/21		1,043	1,129,048

					28,752,231

Cosmetics & Toiletries–0.55%
Ontex IV S.A. (Netherlands)(h)	7.50%	04/15/18	EUR	4,000	5,131,824

Financial Intermediaries–0.20%
Royal Bank of Scotland Group PLC (United Kingdom)	7.65%	09/30/31		2,000	1,900,000

Food Products–0.14%
Post Holdings Inc.(h)	7.38%	02/15/22		1,203	1,269,165

Forest Products–0.24%
Verso Paper Holdings, LLC(h)	11.75%	01/15/19		2,192	2,263,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*		Value

Healthcare–2.05%
Accellent Inc.	8.38%	02/01/17		$2,297	$2,386,009

Accellent Inc.	10.00%	11/01/17		2,706	2,300,100

Apria Healthcare Group, Inc.	11.25%	11/01/14		6,167	6,428,750

Biomet Inc.(h)	6.50%	08/01/20		652	679,710

Community Health Systems, Inc.	8.00%	11/15/19		1,863	2,019,026

DJO Finance LLC(h)	8.75%	03/15/18		1,754	1,885,550

Kindred Healthcare, Inc.	8.25%	06/01/19		1,094	1,063,915

Labco S.A.S. (France)	8.50%	01/15/18	EUR	2,000	2,427,554

					19,190,614

Home Furnishings–0.20%
Targus Group International, Inc. PIK (Acquired 12/16/09-12/14/11; Cost $5,224,756)(c)(h)(j)	10.00%	06/14/19		1,866	1,865,968

Leisure Goods, Activities & Movies–1.13%
Corleone Capital Ltd. (United Kingdom)	9.00%	08/01/18	GBP	6,656	10,568,736

Lodging & Casinos–0.08%
Chester Downs & Marina LLC(h)	9.25%	01/15/20		750	772,500

Oil & Gas–1.44%
Coffeyville Resources LLC(h)	9.00%	04/01/15		4,161	4,452,270

NGPL PipeCo LLC(h)	9.63%	06/01/19		1,059	1,175,490

Seadrill Ltd. (Bermuda)	6.50%	10/05/15		7,700	7,911,750

					13,539,510

Radio & Television–1.19%
CET 21 spol s.r.o. (Czech Republic)	9.00%	11/01/17	EUR	5,000	6,807,842

Univision Communications Inc.(h)	6.75%	09/15/22		4,346	4,384,028

					11,191,870

Rail Industries–1.08%
Channel Link Enterprises Finance PLC (United Kingdom)	4.18%	06/30/50	EUR	5,000	5,785,880

Channel Link Enterprises Finance PLC (United Kingdom)	4.45%	06/30/50	GBP	3,000	4,382,469

					10,168,349

Surface Transport–1.51%
Avis Budget Car Rental LLC/Avis Budget Finance Inc.(h)	8.25%	01/15/19		868	946,120

Nobina Europe AB (Sweden)	9.13%	08/01/12	EUR	12,769	13,250,614

					14,196,734

Telecommunications–2.38%
Goodman Networks, Inc.(h)	12.13%	07/01/18		3,960	4,177,800

Matterhorn Mobile S.A. (Luxembourg)	8.25%	02/15/20	EUR	5,000	6,839,287

Paetec Holding Corp.	8.88%	06/30/17		462	503,580

Sunrise Communications AG (Luxembourg)(h)(i)	5.22%	12/31/17	EUR	1,000	1,278,239

Wind Telecomunicazioni S.p.A. (Italy)(h)	11.75%	07/15/17		2,000	1,840,000

Wind Telecomunicazioni S.p.A. (Italy)(h)	7.25%	02/15/18		447	412,358

Wind Telecomunicazioni S.p.A. (Italy)(h)	7.38%	02/15/18	EUR	4,000	4,528,080

Windstream Corp.	7.50%	06/01/22		2,709	2,783,497

					22,362,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*	Value

Telecommunications–(continued)
Utilities–1.21%
Calpine Corp.(h)	7.88%	01/15/23	$—	$166

Calpine Corp.(h)	7.50%	02/15/21	1,089	1,214,736

NRG Energy Inc.	7.63%	05/15/19	9,700	10,160,750

				11,375,652

Total Notes				190,290,268

Structured Products–5.18%
Apidos CDO Ltd. (Cayman Islands)(h)(i)	6.97%	07/15/23	2,660	2,364,373

Apidos Cinco CDO Ltd. (Cayman Islands)(h)(i)	4.72%	05/14/20	930	726,692

Apidos Quattro CDO Ltd. (Cayman Islands)(h)(i)	4.06%	01/20/19	631	480,983

Ares XI CLO Ltd.(h)(i)	3.35%	10/11/21	792	603,419

Atrium IV CDO Corp.(h)	9.18%	06/08/19	328	305,485

Banc of America Large Loan Inc.(h)(i)	1.99%	11/15/13	9,346	9,161,537

Centurion CDO 15 Ltd.(h)(i)	2.72%	03/11/21	2,750	2,072,732

Clear Lake CLO 2006-1A Ltd.(h)(i)	1.92%	12/20/20	3,000	2,116,907

Columbus Nova CLO Ltd.(h)(i)	4.04%	05/16/19	1,747	1,320,778

Columbus Nova CLO Ltd.(h)(i)	4.04%	05/16/19	1,367	1,033,488

Flagship CLO VI(i)	5.22%	06/10/21	922	720,847

Flagship CLO VI(h)(i)	5.22%	06/10/21	3,085	2,410,823

Four Corners CLO II, Ltd.(i)	2.30%	01/26/20	209	161,854

Four Corners CLO II, Ltd.(h)(i)	2.30%	01/26/20	70	54,210

Genesis CLO Ltd.(h)(i)	6.85%	10/10/14	2,713	2,583,709

Gramercy Park CLO Ltd.(h)(i)	5.97%	07/17/23	3,708	3,080,977

Halcyon Loan Investors CLO II, Ltd. (Cayman Islands)(h)(i)	4.05%	04/24/21	2,121	1,600,143

ING Investment Management CLO III, Ltd.(h)(i)	3.96%	12/13/20	1,842	1,359,756

ING Investment Management CLO IV, Ltd. (Cayman Islands)(h)(i)	4.70%	06/14/22	395	300,029

Madison Park Funding IV Ltd.(h)(i)	4.07%	03/22/21	3,361	2,518,227

Pacifica CDO VI, Ltd.(h)(i)	4.18%	08/15/21	1,538	1,074,077

Sierra CLO II Ltd.(i)	3.95%	01/22/21	1,696	1,207,319

Silverado CLO Ltd.(h)(i)	4.21%	10/16/20	2,050	1,552,171

Slater Mill Loan Fund, Ltd.(h)(i)	5.81%	08/17/22	3,076	2,717,129

Symphony CLO IX, Ltd.(h)(i)	5.741%	04/16/22	5,126	4,517,606

Symphony CLO VIII, Ltd.(h)(i)	6.10%	01/09/23	2,790	2,594,196

Total Structured Products				48,639,467

			Shares
Common Stocks & Other Equity Interests–2.16%
Building & Development–0.15%
Axia Acquisition Corp.(h)(k)			101	251,400

Building Materials Holding Corp.(h)(k)			512,204	614,645

Lake at Las Vegas Joint Venture, LLC Class A (Acquired 07/15/10; Cost $24,140,508)(h)(k)			2,339	—

Lake at Las Vegas Joint Venture, LLC Class B (Acquired 07/15/10; Cost $10,288)(h)(k)			28	—

Lake at Las Vegas Joint Venture, LLC Class C, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			117	—

Lake at Las Vegas Joint Venture, LLC Class D, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			161	—

Lake at Las Vegas Joint Venture, LLC Class E, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			180	—

Lake at Las Vegas Joint Venture, LLC Class F, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			202	—

Lake at Las Vegas Joint Venture, LLC Class G, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			229	—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Dynamic Credit Opportunities Fund

	Shares	Value

Building & Development–(continued)

Newhall Holding Co., LLC Class A(h)(k)	235,259	$294,074

Rhodes Homes(h)(k)	750,544	162,868

WCI Communities, Inc.(h)(k)	1,830	120,780

		1,443,767

Chemicals & Plastics–0.02%
Metokote Corp. Wts., expiring 11/22/23 (Acquired 12/05/11-05/22/12; Cost $0)(h)(k)	201	217,986

Conglomerates–0.04%
Euramax International, Inc.(h)(k)	1,870	398,890

Cosmetics & Toiletries–0.10%
Marietta Intermediate Holding Corp. (Acquired 07/13/07; Cost $2,591,511)(h)(k)	1,641,483	968,475

Marietta Intermediate Holding Corp. Wts., expiring 02/20/19 (Acquired 07/12/07; Cost $0)(h)(k)	413,194	—

		968,475

Electric Utilities–0.00%
Bicent Power, LLC Series A, Wts., expiring 08/21/22(h)(k)	2,024	—

Bicent Power, LLC Series B, Wts., expiring 08/21/22(h)(k)	3,283	—

		—

Financial Intermediaries–0.00%
RJO Holdings Corp.(h)(k)	2,144	21,440

RJO Holdings Corp. Class A(h)(k)	1,142	571

RJO Holdings Corp. Class B(h)(k)	3,333	1,667

		23,678

Home Furnishings–0.05%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(h)(j)(k)	62,413	450,622

Leisure Goods, Activities & Movies–1.38%
MEGA Brands Inc. (Canada)(k)	30,040	259,031

Metro-Goldwyn-Mayer Inc. Class A(h)(k)	400,602	12,669,038

		12,928,069

Lodging & Casinos–0.06%
Twin River Worldwide Holdings Inc. Class A(h)(k)	41,966	482,609

Twin River Worldwide Holdings Inc. Class B(h)(k)	5,500	27,500

		510,109

Oil & Gas–0.22%
Vitruvian Exploration LLC(k)	76,400	2,043,700

Publishing–0.13%
Affiliated Media, Inc.(h)(k)	87,369	1,135,795

Endurance Business Media, Inc., Class A(h)(k)	4,753	47,531

SuperMedia, Inc.(h)(k)	7,080	26,196

		1,209,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Dynamic Credit Opportunities Fund

	Shares	Value

Radio & Television–0.01%
AR Broadcasting, LLC Wts., expiring 02/15/18(h)(k)	213	$57,577

Cumulus Media, Inc. Wts., expiring 06/29/19(k)	1,568	2,509

		60,086

Total Common Stocks & Other Equity Interests		20,254,904

Preferred Stock–0.01%
Financial Intermediaries–0.01%
RTS Investor Corp.(h)(k)	649	49,965

Money Market Funds–0.44%
Liquid Assets Portfolio–Institutional Class(l)	2,062,601	2,062,601

Premier Portfolio–Institutional Class(l)	2,062,601	2,062,601

Total Money Market Funds		4,125,202

TOTAL INVESTMENTS–128.12% (Cost $1,281,615,796)		1,202,147,225

BORROWINGS–(28.46%)		(267,000,000)

OTHER ASSETS LESS LIABILITIES–0.34%		3,118,499

NET ASSETS–100.00%		$938,265,724

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-possession
EUR	– Euro
GBP	– British Pound
LOC	– Letter of Credit
PIK	– Payment in Kind
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c)	All or a portion of this security is Payment-in-Kind.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(e)	This floating rate interest will settle after August 31, 2012, at which time the interest rate will be determined.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2012 was $22,231,465, which represented 2.37% of the Fund’s Net Assets.
(g)	The borrower has filed for protection in federal bankruptcy court.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2012 was $131,134,790, which represented 13.97% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2012.
(j)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of August 31, 2012 was $2,316,590, which represented 0.25% of the Fund’s Net Assets. See Note 5.
(k)	Non-income producing securities acquired through the restructuring of senior loans.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.

Portfolio Composition

By credit quality, based on Total Investments
as of August 31, 2012

Baa	1.7%

Ba	26.0

B	41.9

Caa	8.3

Ca	0.6

Non-Rated	21.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

August 31, 2012
(Unaudited)

Assets:
Investments, at value (Cost $1,272,265,836)	$1,195,705,433

Investments in affiliates, at value (Cost $9,349,960)	6,441,792

Total investments, at value (Cost $1,281,615,796)	1,202,147,225

Cash	8,540,943

Cash segregated as collateral for swap agreements	380,000

Cash segregated as collateral	699,164

Foreign currencies, at value (Cost $16,131,593)	16,357,098

Receivable for:
Investments sold	49,683,728

Interest and fees	12,247,365

Investments matured	677,811

Unrealized appreciation on swap agreements	12,952,219

Other assets	396,288

Total assets	1,304,081,841

Liabilities:
Payable for:
Borrowings	267,000,000

Investments purchased	83,784,426

Income distributions	159,979

Accrued fees to affiliates	270

Accrued other operating expenses	192,222

Premiums received on swap agreements	10,326,450

Foreign currency contracts outstanding	3,238,511

Upfront commitment fees	1,114,259

Total liabilities	365,816,117

Net assets applicable to shares outstanding	$938,265,724

Net assets consist of:
Shares of beneficial interest	$1,411,292,628

Undistributed net investment income	(16,581,129)

Undistributed net realized gain (loss)	(376,026,623)

Unrealized appreciation (depreciation)	(80,419,152)

$938,265,724

Shares outstanding, $0.01 par value per share:
Shares outstanding	74,052,532

Net asset value per share	$12.67

Market value per share	$12.36

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Operations

For the six months ended August 31, 2012
(Unaudited)

Investment income:
Interest	$42,469,347

Interest and dividends from affiliates	89,331

Dividends (net of foreign withholding taxes of $12,509)	69,891

Other income	2,095,052

Total investment income	44,723,621

Expenses:
Advisory fees	7,397,170

Administrative services fees	106,762

Custodian fees	234,154

Interest, facilities and maintenance fees	1,807,315

Transfer agent fees	31,516

Trustees’ and officers’ fees and benefits	37,441

Other	103,713

Total expenses	9,718,071

Net investment income	35,005,550

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(3,420,583)

Foreign currencies	(530,914)

Foreign currency contracts	10,037,325

Swap agreements	2,230,291

8,316,119

Change in net unrealized appreciation (depreciation) of:
Investment securities	11,332,148

Foreign currencies	950,183

Foreign currency contracts	213,849

Swap agreements	(464,495)

12,031,685

Net realized and unrealized gain	20,347,804

Net increase in net assets resulting from operations	$55,353,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2012 and the year ended February 29, 2012
(Unaudited)

	Six months ended	Year ended
	August 31,	February 29,
	2012	2012

Operations:
Net investment income	$35,005,550	$62,213,262

Net realized gain (loss)	8,316,119	(51,345,748)

Change in net unrealized appreciation (depreciation)	12,031,685	(13,567,641)

Net increase (decrease) in net assets resulting from operations	55,353,354	(2,700,127)

Distributions to shareholders from net investment income	(33,323,639)	(65,399,832)

Net change in net assets from operations	22,029,715	(68,099,959)

Net change in net assets resulting from share transactions	—	517,806

Net increase (decrease) in net assets	22,029,715	(67,582,153)

Net assets:
Beginning of period	916,236,009	983,818,162

End of period (includes undistributed net investment income of $(16,581,129) and $(18,263,040), respectively)	$938,265,724	$916,236,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the six months ended August 31, 2012

Cash provided by operating activities:
Net increase in net assets resulting from operations	$55,353,354

Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,239,473,356)

Proceeds from sales of investments	1,176,828,194

Net change in transactions in swap agreements	203,845

Net change in commitment fees	96,109

Net change in transactions in foreign currency contracts	(213,849)

Amortization of loan fees	1,326,012

Increase in receivables and other assets	(3,613,023)

Accretion of discounts on investment securities	(8,021,030)

Decrease in accrued expenses and other payables	(903,336)

Unrealized appreciation on investment securities	(11,332,148)

Net realized loss from investment securities	3,420,583

Net cash provided by (used in) operating activities	(26,328,645)

Cash provided by financing activities:
Dividends paid to shareholders	(33,339,761)

Increase in of line of credit	35,000,000

Decrease in payable for amount due custodian	(48,929)

Net cash provided by financing activities	1,611,310

Net decrease in cash and cash equivalents	(24,717,335)

Cash and cash equivalents at beginning of period	53,740,578

Cash and cash equivalents at end of period	$29,023,243

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$—

Supplemental disclosure of cash flow information:

Cash paid during the year ended August 31, 2012 for interest, facilities and maintenance fees was $2,119,353

Notes to Financial Statements

August 31, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Dynamic Credit Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
  The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not

23        Invesco Van Kampen Dynamic Credit Opportunities Fund

securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more

24        Invesco Van Kampen Dynamic Credit Opportunities Fund

of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to common shareholders. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount

25        Invesco Van Kampen Dynamic Credit Opportunities Fund

invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
M.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
O.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
Q.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

26        Invesco Van Kampen Dynamic Credit Opportunities Fund

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
R.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining Auction Rate Preferred Shares and floating rate note obligations, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Fund’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of GAAP).
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 2.22%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. The fee waiver agreement was terminated on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2012, expenses incurred under this agreement are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
  Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

27        Invesco Van Kampen Dynamic Credit Opportunities Fund

  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interests	$—	$931,490,152	$7,297,267	$938,787,419

Notes	—	188,424,300	1,865,968	190,290,268

Structured Products	—	48,639,467	—	48,639,467

Equity Securities	4,410,429	18,324,982	1,694,660	24,430,071

	4,410,429	1,186,878,901	10,857,895	1,202,147,225

Foreign Currency Contracts*	—	(3,238,511)	—	(3,238,511)

Swap Agreements*	—	2,625,769	—	2,625,769

Total Investments	$4,410,429	$1,186,266,159	$10,857,895	$1,201,534,483

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Credit risk
Swap Agreements(a)	$2,625,769	$—

Currency risk
Foreign Currency Contracts	$—	$(3,238,511)

(a)	Value is shown net of Unrealized appreciation on swap agreements and Premiums received on swap agreements as disclosed on the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the six months ended August 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Swap	Foreign Currency
	Agreements*	Contracts*

Realized Gain
Credit risk	$2,230,291	$—

Currency risk	—	10,037,325

Change in Unrealized Appreciation (Depreciation)
Credit risk	$(464,495)	$—

Currency risk	—	213,849

Total	$1,765,796	$10,251,174

*	The average notional value of swap agreements and foreign currency contracts open during the period was $134,233,333 and $209,936,983, respectively.

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

09/20/12	State Street Bank	EUR	27,000,000	USD	33,367,410	$33,965,727	$(598,317)

09/20/12	Mellon Bank	EUR	45,000,000	USD	55,599,975	56,609,546	(1,009,571)

09/20/12	JPMorgan Chase Bank N.A.	EUR	25,000,000	USD	30,887,375	31,449,748	(562,373)

09/20/12	Goldman Sachs International	EUR	25,000,000	USD	30,884,776	31,449,748	(564,972)

09/20/12	State Street Bank	GBP	27,500,000	USD	43,160,150	43,663,428	(503,278)

							$(3,238,511)

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

28        Invesco Van Kampen Dynamic Credit Opportunities Fund

Open Credit Default Swap Agreements
					Implied	Notional
		(Buy)/Sell	Pay/Receive	Expiration	Credit	Value	Upfront	Unrealized
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Spread(a)	(000’s)	Payments	Appreciation

Goldman Sachs International	CDX.NA.HY.9	Sell	3.75%	12/20/12	0.78%	$16,400	$698,500	$274,445

UBS	CDX.NA.HY.9	Sell	3.75	12/20/12	0.78	16,400	698,500	274,445

Goldman Sachs International	Peermont Global	Sell	3.50	09/20/12	3.50	5,000	—	42,720

Goldman Sachs International	LCDX.NA.10	Sell	3.25	06/20/13	1.06	40,800	5,150,200	977,104

Goldman Sachs International	Gala Group Finance	Sell	4.15	03/20/13	3.99	5,000	—	57,444

Goldman Sachs International	CDX.NAHY.10	Sell	5.00	06/20/13	1.11	16,600	1,078,000	688,830

Goldman Sachs International	LCDX9	Sell	2.25	12/20/12	0.62	32,500	2,701,250	310,781

Total credit default swap agreements						$132,700	$10,326,450	$2,625,769

(a)	Implied credit spreads represent the current level as of August 31, 2012 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Investments in Other Affiliates

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend/Interest
	02/29/12	at Cost	from Sales	(Depreciation)	Gain (Loss)	08/31/12	Income

Targus Group International, Inc. — Note	$1,694,195	$171,773	$—	$—	$—	$1,865,968	$88,336

Targus Group International, Inc. — Common Stock	450,622	—	—	—	—	450,622	—

Total	$2,144,817	$171,773	$—	$—	$—	$2,316,590	$88,336

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.
  During the six months ended August 31, 2012, the Fund paid legal fees of $89,294 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A trustee of the Fund is of counsel with the firm.

NOTE 7—Cash Balances and Borrowings

The Fund has entered into a $350 million revolving credit and security agreement which will expire on August 14, 2013. The revolving credit and security agreement is secured by the assets of the Fund.
  During the six months ended August 31, 2012, the average daily balance of borrowing under the Revolving Credit and Security Agreement was $253,149,642 with a weighted interest rate of 1.08%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

29        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 8—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2012. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

		Principal
Borrower	Type	Amount*	Value

Axia Acquisition Corp.	Revolver Loan	348,226	$287,287

Boyd Gaming Corp.	Revolver Loan	747,499	725,399

Bright Horizons Family Solutions, Inc.	Revolver Loan	3,000,000	2,975,400

Delta Air Lines, Inc.	Revolver Loan	2,000,000	1,971,880

General Motors Holdings	Revolver Loan	6,451,767	5,965,207

Harland Clarke Holdings Corp.	Revolver Loan	1,878,385	1,634,195

Lake at Las Vegas Joint Venture, LLC	Revolver Loan	90,229	83,462

Realogy Corp.	Revolver Loan	1,659,484	1,452,049

Surgical Care Affiliates, Inc.	Revolver Loan	6,250,000	6,120,625

Tyrol Acquisitions	Revolver Loan	EUR 1,000,000	1,046,074

West Corp.	Revolver Loan	2,426,942	2,184,247

			$24,445,825

Currency Abbreviations:

EUR	– Euro

*	Principal amounts are denominated in U.S. dollars unless otherwise noted.

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 29,2016	$431,578	$—	$431,578

February 28,2017	76,783,001	—	76,783,001

February 28,2018	230,817,698	—	230,817,698

February 28,2019	2,612,706	—	2,612,706

Not subject to expiration	6,270,105	67,485,412	73,755,517

	$316,915,088	$67,485,412	$384,400,500

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

30        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2012 was $647,689,135 and $632,779,483, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$34,803,488

Aggregate unrealized (depreciation) of investment securities	(136,517,295)

Net unrealized appreciation (depreciation) of investment securities	$(101,713,807)

Cost of investments for tax purposes is $1,303,861,032.

NOTE 11—Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Six months ended	Year ended
	August 31,	February 29,
	2012	2012

Beginning shares	74,052,532	74,013,275

Shares issued through dividend reinvestment	—	39,257

Ending shares	74,052,532	74,052,532

  The Trustees have approved share repurchases whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

31        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									June 26, 2007
	Six months		For the year	Seven months					(Commencement
	ended		ended	ended					of operations)
	August 31,		February 29,	February 28,		Years ended July 31,			to July 31,
	2012		2012	2011		2010	2009	2008	2007

Net asset value, beginning of period	$12.37		$13.29	$12.53		$11.00	$15.69	$18.65	$19.10

Net investment income(a)	0.47		0.84	0.43		0.80	1.07	1.44	0.08

Net gains (losses) on securities (both realized and unrealized)	0.28		(0.88)	0.93		1.79	(4.41)	(2.82)	(0.53)

Total from investment operations	0.75		(0.04)	1.36		2.59	(3.34)	(1.38)	(0.45)

Dividends from net investment income	(0.45)		(0.88)	(0.60)		(1.06)	(1.35)	(1.58)	—

Net asset value, end of period	$12.67		$12.37	$13.29		$12.53	$11.00	$15.69	$18.65

Market value, end of period	$12.36		$11.62	$12.83		$11.94	$10.00	$13.30	$19.75

Total return at net asset value(b)	6.20%		0.35%	11.30%

Total return at market value(c)	10.47%		(2.36)%	12.79%		30.65%	(11.84)%	(25.46)%	(1.25)%

Net assets, end of period (000’s omitted)	$938,266		$916,236	$983,818		$927,104	$814,401	$1,161,324	$1,379,846

Portfolio turnover rate(e)(f)	53%		132%	88%		56%	36%	43%	0%

Ratios/supplement data based on average net assets:
Ratio of expenses	2.09	%(d)	2.21%	2.22	%(h)	2.29%	3.76%	2.78%	1.54	%(h)

Ration of expenses excluding interest, facilities and maintenance fees	1.70	%(d)	1.86%	1.71	%(h)	1.74%	2.97%	1.79%	1.54	%(h)

Ratio of net investment income	1.92	%(d)	6.73%	5.72	%(h)	6.56%	10.42%	8.38%	4.58	%(h)

Senior indebtedness:
Total borrowings (000’s omitted)	$267,000		$232,000	$281,000		$252,500	$214,000	$510,000	N/A

Asset coverage per $1,000 unit of senior indebtedness(g)	$4,514		$4,949	$4,501		$4,672	$4,806	$3,277	$—

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average net assets (000’s omitted) of $920,795.
(e)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(f)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(h)	Annualized.

NOTE 13—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

32        Invesco Van Kampen Dynamic Credit Opportunities Fund

  At the six months ended August 31, 2012, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Credit Suisse AG, Cayman Branch	$1,800,050	$1,664,299

Goldman Sachs Lending Partners LLC	1,370,000	1,266,681

Goldman Sachs Lending Partners LLC	450,012	416,075

Goldman Sachs Lending Partners LLC	2,831,705	2,618,152

Goldman Sachs Lending Partners LLC	2,426,942	2,184,247

Total	$8,878,709	$8,149,454

NOTE 14—Subsequent Event

Effective December 3, 2012, the Fund will change its name to Invesco Dynamic Credit Opportunities Fund.

NOTE 15—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. The First Lienholders’ appeal was stayed pending a decision by the Eleventh Circuit. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeals of the Transeastern Lenders and the First Lienholders, including additional liability issues being asserted by the First Lien Lenders, are currently pending before the District Court.
  Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

33        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 15—Legal Proceedings—(continued)

NOTE 15—Legal Proceedings—(continued)

Approval of Investment Advisory and Affiliated Sub-Advisory Contracts

The Board of Trustees (the Board) of Invesco Van Kampen Dynamic Credit Opportunities Fund (the Fund) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on May 15, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise more than 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board, acting directly and through its committees, meets throughout the year to review the performance of the Invesco Van Kampen funds. Over the course of each year, the Board, acting directly and through its committees, meets with portfolio managers for the funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of the funds. The Board meets regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to the funds.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The independent Trustees are assisted in their annual evaluation of the funds’ investment advisory agreements by fund counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Van Kampen funds, including the Fund, reflect the results of years of review and negotiation between the Trustees and Invesco Advisers and previously Van Kampen Asset Management, the funds’ predecessor investment adviser. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Board noted the willingness of Invesco Advisers personnel to engage in open and candid discussions with the Board. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below is a summary of the Board’s evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of May 15, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. Based on their meetings throughout the year with the Fund’s portfolio managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers (and previously Van Kampen Asset Management) and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Van Kampen funds, including the Fund, such as various back office support functions, equity and fixed income trading operations, internal audit and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services capable of being provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who would provide such services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers, from time to time as necessary and appropriate, in managing the Fund. The Board concluded that the nature, extent and quality of the services capable of being provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, two and three calendar years to the performance of funds in the Fund’s Lipper performance universe and against the applicable Lipper index. The Board noted that the Fund’s performance was in the fifth quintile of its performance universe for the one and two year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the applicable Lipper index for the three year period and below the performance of the index for the one and two year periods. When considering a fund’s performance, the Board places emphasis on trends and longer term returns.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the

34        Invesco Van Kampen Dynamic Credit Opportunities Fund

comparability of data during times of market volatility. The Board noted that the Fund was created with the expectation that it would require significantly greater resources than its peer funds due to the substantial resources required to effectively manage the Fund’s investment strategy, which contemplates significant investments in stressed/distressed and foreign securities.
  The Board also considered the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers), including comparisons, as applicable, to advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies similar to those of the Fund. The Board reviewed not only the advisory fees but other fees and expenses (whether paid to Invesco Advisers, its affiliates or others) and the Fund’s overall expense ratio.
  The Board compared the strategy of the Fund to that of other client accounts of Invesco Advisers and the Affiliated Sub-Advisers and considered, as applicable, the fees charged to other client accounts with investment strategies similar to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services than to registered fund clients, such as the Fund. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to registered fund clients, including the Fund, relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of shareholder reports, efforts to support secondary market trading of the Fund’s shares, preparation of financial information and regulatory compliance under the Investment Company Act of 1940, as amended, and stock exchange listing standards, including preparation for, coordinating the solicitation of proxies for, and conducting annual shareholder meetings. The Board noted that sub-advisory fees charged by the Affiliated Sub-Advisers to manage registered fund clients and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Fund were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver, and the discontinuation of this fee waiver on June 30, 2012, would have on the Fund’s total estimated expenses.
  The Board also considered the services capable of being provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that to the extent the Fund were to utilize the Affiliated Sub-Advisers, Invesco Advisers would provide services related to oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial asset growth after the initial public offering. The Board noted that although the Fund does not benefit from economies of scale through contractual breakpoints, the Fund does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the registered fund clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Van Kampen funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Van Kampen funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Fund. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Fund. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

35        Invesco Van Kampen Dynamic Credit Opportunities Fund

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Van Kampen Dynamic Credit Opportunities Fund (the “Fund”) was held on July 17, 2012. The Meeting was held for the following purpose:

(1)	Elect two Class II Trustees, by the holders of Common Shares, each of whom will serve for a three-year term or until a successor shall have been duly elected and qualified.

The results of the voting on the above matter were as follows:

			Votes
	Matter	Votes For	Against

(1)	Linda Hutton Heagy	66,930,056	1,410,499
	Wayne W. Whalen	66,883,767	1,456,788

The declaration of trust proposal was adjourned until September 25, 2012. Results from the adjourned meeting will be reflected in the next report to shareholders.

36        Invesco Van Kampen Dynamic Credit Opportunities Fund

Correspondence information
Send general correspondence to Computershare, P.O. Box 43078, Providence, RI 02940-3078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number: 811-22043	VK-CE-DCO-SAR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of August 13, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 13, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a)(1)	Not applicable.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer

Date: November 8, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer

Date: November 8, 2012

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date: November 8, 2012

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.